Exhibit 10.2

FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) dated the 8th day of April, 2013, by and between MILLER CREEK RESIDENCES, LLC (“Seller”) and TRADE STREET OPERATING PARTNERSHIP, L.P. (“Buyer”).

WITNESSETH:

WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement having an Effective Date of February 22, 2013 (“Agreement”); and

WHEREAS, the parties desire to amend certain terms and provisions of the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties intending to be legally bound, hereby agree as follows:

1.          The recitations heretofore set forth are true and correct and are incorporated herein by this reference.

2.          The Agreement as amended by this Amendment remains in full force and effect. To the extent of any inconsistency between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall supersede and control to the extent of such inconsistency. Terms not otherwise defined herein shall have the meaning set forth in the Agreement.

3.          Section 6.1(c) of the Agreement is hereby amended to reflect that the definition of “Inspection Period” shall expire at the end of May 10, 2013.

4.          The Final Deposit portion of the Earnest Money will be in the form of good funds and not in the form of a letter of credit.

5.          This Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed an original and all of which shall be deemed one and the same instrument. Facsimile transmission signatures of this Amendment shall be deemed to be original signatures.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

SELLER:

MILLER CREEK RESIDENCES, LLC, a
Delaware limited liability company

By: RMD-Memphis, LLC, an Alabama limited Liability company, its Manager

		By:	/s/ Robert B. Crumpton III
		Name:	Robert B. Crumpton III
		Title:	Manager
		Date:	4/8/13

BUYER:

TRADE STREET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	Trade Street OP GP, LLC, a Delaware limited liability company, its General Partner

	By:	Trade Street Residential, Inc., a Maryland corporation, its Sole Member

		By:	/s/ Bert Lopez
		Name:	Bert Lopez
		Title:	CFO
		Date:	4/8/13